UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2013

Item 1.  Report to Stockholders.

[Calvert Tax-Free Bond Fund Annual Report to Shareholders]

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

Dear Shareholder,

Equity and fixed income investors had markedly different experiences in 2013. The equity markets had an exceptionally strong year, with many U.S. stock indices registering all-time highs. However, mixed signals about the U.S. economic recovery and concerns about the timing of the Federal Reserve’s quantitative-easing “tapering” took their toll on the fixed income market. As a result, the 30-year bond rally fueled by low interest rates came to a close, driving many fixed income indices into negative territory for the year.

Last year, much of the market commentary in the financial media focused on trying to anticipate the Fed’s next moves. Finally, the Fed announced in December that the taper would begin in January 2014. With that question now resolved, I think it’s important to highlight a key economic development we’ve observed that has received much less attention—the improving health of the consumer balance sheet.

Since 2008, consumers have exhibited more financial prudence. This is particularly true with household debt, although it remains above historic averages. Improvements in employment, housing, and the equity markets have also helped strengthen consumers’ financial positions. This has improved their ability to purchase homes and automobiles, driving economic recovery in those industries. The resulting boost in confidence has also lifted consumer spending to the point where it’s once again contributing to GDP growth.

This progress is critical. Consumer spending helps fuel corporate earnings and is a major driver of U.S. economic growth. It also feeds into investor confidence, which boosts the health of financial markets as well. And at the end of the day, a recovery in consumer spending that fuels economic growth will influence the Fed’s future monetary decisions.

New Developments at Calvert Investments

Everything we do is designed to build a stronger Calvert and deliver more value to our shareholders. That includes continuing to deliver innovative products and services over the past year. The new Calvert Green Bond Fund is one of the few fixed income mutual funds that invests in solutions to climate change and other environmental sustainability issues. We also launched an interactive Calvert Water Investing App to deliver instant news and analysis about local and global water challenges and discuss the role of water in an investment portfolio. You can download the free app from both the Apple iTunes and Google Play stores.

I’m proud to note that media outlets such as The Wall Street Journal, Forbes, Barron’s, Reuters, and Bloomberg Radio are increasingly turning to the expertise of our investment team for insights on the markets. Our funds, environmental, social, and governance (ESG) initiatives, and research received a good deal of press coverage throughout the year as well.

4 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

Keeping Up with the Markets

Many shareholders will find their portfolio allocations have shifted after the strong year for equities in 2013. This can significantly change the risk in your portfolio. Therefore, we strongly recommend consulting your financial advisor to see if assets need to be reallocated back to targeted levels and the best plan for doing so.

We appreciate your continued investment with Calvert.

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 5

Performance

For the year ended December 31, 2013, Calvert Tax-Free Bond Fund Class A shares (at NAV) returned -4.17%. Its benchmark, the Barclays Municipal Bond Index, returned -2.55% and the Lipper General and Insured Municipal Debt Funds Index returned -4.08% for the same period. The fund’s overweight to the intermediate and long portion of the yield curve was the primary driver of underperformance.

Investment Climate

In 2013, pronouncements of U.S. fiscal and monetary policy makers triggered investor anxiety, buffeting the financial markets and interest rates. In May, the markets equated the Federal Reserve’s (Fed’s) talk of “tapering” long-term asset purchases, and exit from quantitative easing (QE), with an impending tightening of monetary policy. As a result, yields surged from May to September. Fed leadership spent the rest of the year trying to calm the markets before finally announcing the imminent onset of the taper in December.

Overall, the fixed income markets largely ended the year in negative territory, with the Barclays U.S. Credit Index returning -2.01%. High-yield bonds were the one bright spot, returning 7.42%. Meanwhile, many equity indices registered all-time highs during the year, including the S&P 500 Index, which gained 32.39% for 2013.

Throughout the year, concerns about the fiscal cliff, government shutdown, and debt ceiling kept investors and the markets on edge. In December, politicians passed a two-year budget deal that pushed the threat of another government shutdown well into the future. However, federal spending cuts knocked about 1.5 points off gross domestic product (GDP) growth for the year.

Despite periodic drama from policy makers, the U.S. economic landscape improved over the year—consensus forecasts expect the economy’s growth rate to be about 2.4% in 2013, up from 2.0% in 2012. While signaling improvement, this falls well short of the 50-year average GDP growth rate of 3.1%. Personal consumption and the housing sector were steady contributors to growth. The quality of household balance sheets improved, offering hope for increased consumption in 2014. Stocking of business inventories also supported growth later in the year.

The unemployment rate fell from 7.8% in December 2012 to 7% as of December 2013. Corporate payrolls grew at an average monthly pace of 191,000; however, the labor force participation rate declined to 63%, the lowest level since 1978. The Consumer Price Index, the Fed’s main inflation measure, declined to a 0.7% yearly rate from 1.5%.

6 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

After setting a year-low of 1.6% in early May, the ten-year Treasury note yield rose to 3% by year-end. Shorter-maturity yields remained quite tame, pinned down by the Fed’s near-zero interest-rate policy, which is now expected to persist into 2015.

Following two years of strong returns, the municipal market delivered negative returns in 2013 amid Fed QE tapering concerns, strong outflows, and high-profile headlines regarding the Detroit Chapter 9 bankruptcy filing and Puerto Rico economic concerns. This occurred despite fundamental credit quality improvement for the vast majority of state and local governments, which have seen 15 straight quarters of growth in income and sales tax revenues.1 Over the reporting period, while short-term rates on one- to three-year municipals remained nailed to the floor due to the Fed’s near-zero interest-rate policy, longer-term municipal rates increased dramatically on 10-year and 30-year maturities, rising roughly 90 and 140 basis points, respectively. The 1- to 30-year AAA municipal yield curve is currently very steep, at over 400 basis points.2

Portfolio Strategy

We continued to incorporate a medium to longer-term, higher credit-quality bias in the portfolio during the year. The high-quality bias detracted from performance in the 15- to 20-year maturity range, but helped performance in the 8-to-15-year and over 20-year ranges. The fund’s limited exposure to Puerto Rico bonds was a negative contributor to total return, but significantly outperformed the relative Puerto Rico returns in the Index, since the bonds in the portfolio were either insured or escrowed in government agencies. Performance was also negatively impacted by price declines of the non-performing bonds in the portfolio.

The fund’s hedging strategy for interest rates and duration, which is partially

CALVERT TAX-FREE
BOND FUND
DECEMBER 31, 2013

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	12/31/13	12/31/13
Class A	0.06%	-4.17%

Barclays
Municipal Bond
Index	0.14%	-2.55%

Lipper General
& Insured
Municipal Debt
Funds Average	-0.55%	-4.08%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Health/Hospital	13.5%
Higher Education	11.6%
Housing	0.6%
Industrial Development
Revenue/Pollution Control
Revenue	5.2%
Lease/Certificate of
Participation	0.2%
Local General Obligation	28.7%
Other Revenue	4.6%
Other Transportation	1.5%
Prerefunded/Escrow to
Maturity	2.4%
Resource Recovery	1.6%
Special Tax	4.1%
State General Obligation	10.6%
Transportation	8.4%
Water & Sewer	7.0%
Total	100%

*Total Return at NAV does not reflect the deduction of the Portfolio’s maximum front-end sales charge of 3.75% and assumes reinvestment of dividends. Total return is not annualized for periods of one year or less.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 7

implemented by Treasury futures, had a positive impact on performance. Also helping performance were the fund’s zero-coupon bonds and bonds with coupons of 6% or higher. The fund’s exposure to the one- to six-year part of the yield curve was a positive contributor to performance. Additionally, the portfolio’s lack of exposure to appropriated debt, assisted living, public power, and tobacco revenue bonds also benefitted performance.

Outlook

Looking ahead, fiscal policy is likely to be less restrictive in 2014. The economy should continue to expand moderately, yet excess slack may persist as the effects of the financial crisis and deep recession work their way out of the system. Although the Fed remains committed to near-zero money market rates, it should gradually wind down asset purchases. We do not expect a policy target interest rate hike until later in 2015. Long-term interest rates may stay elevated compared to recent-year lows, yet remain quite low by historical standards.

CALVERT TAX-FREE
BOND FUND
DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-7.74%
Five year	3.30%
Ten year	2.34%

EFFECTIVE DURATION
12/31/12	12/31/13
4.74 years	4.42 years

MONTHLY DIVIDEND YIELD
12/31/12	12/31/13
2.98%	4.03%

SEC YIELD
30 DAYS ENDED
12/31/12	12/31/13
1.58%	2.37%

The municipal market has displayed resilience despite several headwinds. We will be closely monitoring the Puerto Rico economic situation and any potential residual effects on the market. Despite the headline Chapter 9 bankruptcy filing by Detroit3 (which, in our opinion, was due in large part to gross mismanagement of the city’s finances), the overall credit quality of the market remains sound and continues to improve. Bankruptcy filings remain rare and represent a very small segment of the market.

We think the municipal market, offering ratios to treasury rates well in excess of 100% in medium- to longer-term maturities, presents particularly attractive opportunities. When further viewed on a taxable-equivalent basis, the relative value of municipal bonds looks even more appealing. There are other reasons to be optimistic: the increase in income taxes and phase-outs of personal exemptions/deductions, along with an aging U.S. population, is likely to result in greater demand for tax-exempt and stable income, and preservation of capital.

We will continue to search for bonds whose issuers have shown historically sound financial management practices, provide up-to-date disclosure of relevant information, and present attractive relative value.

January 2014

1. U.S. Census Bureau, Quarterly Summary of State and Local Taxes, information available March 31, 2013.

2. A basis point is 0.01 percentage points.

3. The Fund had no exposure to the city of Detroit during the reporting period.

8 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.90%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 9

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/13	12/31/13	7/1/13 - 12/31/13
CLASS A
Actual	$1,000.00	$1,000.59	$4.81
Hypothetical	$1,000.00	$1,020.40	$4.86
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert Tax-Free Reserves and Shareholders of Calvert Tax-Free Bond Fund: We have audited the accompanying statement of net assets of the Calvert Tax-Free Bond Fund (the “Fund”), a series of Calvert Tax-Free Reserves, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Bond Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 24, 2014

12 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2013

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 97.3%	AMOUNT	VALUE
Alabama - 1.6%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	$2,000,000	$2,202,340

California - 0.4%
Long Beach California Unified School District GO Bonds,
Zero Coupon, 8/1/25	1,000,000	593,120

Colorado - 3.0%
Board of Governors of the Colorado State University System
Enterprise Revenue Bonds, 5.00%, 3/1/29	1,000,000	1,102,040
Colorado Health Facilities Authority Revenue Bonds, 5.00%, 7/1/39	2,000,000	1,938,360
Regional Transportation District Colorado Sales Tax
Revenue Bonds, 5.00%, 11/1/32	1,000,000	1,107,490
		4,147,890

Connecticut - 2.5%
Connecticut Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,054,504
4.85%, 7/1/37	1,360,000	1,407,736
5.05%, 7/1/42	1,000,000	1,061,170
		3,523,410

District Of Columbia - 2.4%
Metropolitan Washington DC Airport Authority System
Revenue Bonds, 5.00%, 10/1/25	3,250,000	3,363,652

Florida - 8.7%
Highlands County Florida Health Facilities Authority Revenue Bonds:
5.125%, 11/15/32 (r)	2,060,000	2,093,619
5.625%, 11/15/37 (r)	1,080,000	1,171,822
Miami-Dade County Florida Aviation Revenue Bonds, 5.00%, 10/1/41	2,500,000	2,466,550
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,568,260
Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	675,000	651,713
Miami-Dade County Florida Professional Sports Franchise Facilities
Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,094,413
		12,046,377

Georgia - 0.8%
Georgia GO Bonds, 4.50%, 7/1/28	1,000,000	1,064,450

Hawaii - 1.5%
Honolulu City and County Hawaii GO Bonds, 5.00%, 12/1/34	2,000,000	2,068,440

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 13

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Illinois - 3.4%
Cook County Illinois GO Bonds, 4.00%, 11/15/29	$500,000	$442,120
Granite City Illinois Revenue Bonds, 0.85%, 5/1/27
(mandatory put, 5/1/14 @ 100) (r)	2,000,000	1,998,540
Illinois GO Bonds, 5.00%, 8/1/24	1,255,000	1,311,726
St. Charles Illinois GO Bonds, 4.00%, 12/1/34	1,000,000	900,090
		4,652,476

Iowa - 0.8%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,095,810

Kansas - 1.6%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,081,020
5.75%, 11/15/38	1,000,000	1,066,470
		2,147,490

Louisiana - 1.9%
Jefferson Parish Louisiana Industrial Development Board, Inc.
Revenue VRDN, 0.40%, 6/1/24 (r)†	1,200,000	1,200,000
Louisiana Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	1,340,000	1,493,216
		2,693,216

Maryland - 0.2%
Cecil County Maryland Health Department COPs:
Series A, 3.907%, 7/1/14 (r)	86,000	85,206
Series B, 3.907%, 7/1/14 (r)	232,000	229,859
		315,065

Massachusetts - 4.6%
Boston Massachusetts Water & Sewer Commission
Revenue Bonds, 5.00%, 11/1/30	1,000,000	1,085,620
Commonwealth of Massachusetts GO Bonds, 4.00%, 10/1/28	1,000,000	1,018,820
Massachusetts Health & Educational Facilities Authority
Revenue Bonds, 5.00%, 7/15/36	3,040,000	3,184,430
Massachusetts Water Pollution Abatement Trust
Revenue Bonds, 5.25%, 8/1/29	1,000,000	1,147,650
		6,436,520

Mississippi - 3.8%
Prentiss County Mississippi Industrial Development Revenue
VRDN, 0.65%, 10/1/17 (r)†	5,300,000	5,300,000

Missouri - 1.2%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,651,530

New Jersey - 5.2%
Essex County New Jersey Improvement Authority
Revenue Bonds, 5.25%, 12/15/21	3,280,000	3,862,233
New Jersey Transportation Trust Fund Authority
Revenue Bonds, 5.25%, 12/15/23	1,830,000	2,089,897
Ocean County New Jersey Utilities Authority Wastewater
Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,179,970
		7,132,100

14 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
New Mexico - 2.9%
New Mexico Hospital Equipment Loan Council
Revenue Bonds, 5.125%, 8/1/35	$4,010,000	$4,055,393

New York - 3.8%
New York City GO Revenue Bonds, 5.00%, 8/1/26	2,000,000	2,223,040
New York State Dormitory Authority Revenue Bonds:
5.00%, 8/15/29	1,000,000	1,075,980
5.00%, 3/15/37	1,430,000	1,477,791
New York State Environmental Facilities Corp. Solid Waste Disposal
Revenue Bonds, 2.75%, 7/1/17 (r)	200,000	201,934
New York State Local Government Assistance Corp.
Revenue Bonds, 6.00%, 4/1/14	340,000	345,005
		5,323,750

North Carolina - 4.6%
Columbus County North Carolina Industrial Facilities & Pollution
Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,014,760
North Carolina Medical Care Commission
Revenue Bonds, 5.00%, 6/1/42	3,700,000	3,722,496
Wake County North Carolina GO Bonds, 5.00%, 3/1/23	1,500,000	1,693,845
		6,431,101

Ohio - 4.9%
Cincinnati Ohio City School District GO Bonds, 5.25%, 12/1/30	1,000,000	1,139,280
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,389,200
Ohio GO Bonds, 4.00%, 3/15/27	1,000,000	1,022,060
Ohio State University Revenue Bonds:
5.00%, 12/1/29 (escrowed to maturity)	85,000	99,886
5.00%, 12/1/29 (unrefunded portion)	1,915,000	2,153,264
		6,803,690

Pennsylvania - 1.6%
Mount Lebanon Pennsylvania School District
GO Bonds, 5.00%, 2/15/27	2,000,000	2,222,280

Puerto Rico - 2.0%
Puerto Rico Commonwealth GO Bonds, 6.50%, 7/1/14	1,000,000	1,000,030
Puerto Rico Highway & Transportation Authority
Revenue Bonds, 5.50%, 7/1/29	2,000,000	1,833,880
		2,833,910

Rhode Island - 0.8%
Rhode Island GO Bonds, 4.00%, 8/1/24	1,000,000	1,042,930
Rhode Island Port Authority and Economic Development Corp.
Airport Revenue Bonds, 7.00%, 7/1/14	100,000	102,061
		1,144,991

South Carolina - 0.8%
Charleston South Carolina Waterworks and Sewer System
Revenue Bonds, 5.00%, 1/1/41	1,000,000	1,042,540

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 15

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Texas - 19.7%
Allen Texas Independent School District GO Bonds, 5.00%, 2/15/41	$1,000,000	$1,048,760
Bexar County Texas GO Bonds:
4.00%, 6/15/26	1,000,000	1,034,170
5.00%, 6/15/35	3,000,000	3,196,410
Dallas Texas Area Rapid Transit Revenue Bonds, 5.00%, 12/1/28	1,475,000	1,596,230
Dallas/Fort Worth Texas International Airport Revenue Bonds:
5.00%, 11/1/36	500,000	500,320
5.00%, 11/1/38	1,000,000	940,370
El Paso County Texas GO Bonds, 5.00%, 2/15/32	1,000,000	1,051,270
Harris County Texas Flood Control District
Revenue Bonds, 5.00%, 10/1/27	3,450,000	3,831,294
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,387,002
Longview Texas Independent School District GO Bonds,
Zero Coupon, 2/15/18	500,000	471,625
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,193,160
5.25%, 2/1/35	3,345,000	3,884,348
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	1,962,931
Texas GO Bonds, 5.00%, 4/1/22	1,000,000	1,094,210
Texas Transportation Commission Revenue Bonds, 4.375%, 4/1/25	2,000,000	2,067,800
		27,259,900

Vermont - 3.2%
University of Vermont and State Agriculture College
Revenue Bonds, 5.00%, 10/1/23	1,000,000	1,070,790
Vermont Educational & Health Buildings Financing Agency
Revenue Bonds, 5.00%, 10/31/46	1,000,000	1,006,490
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,162,700
4.50%, 7/15/26	1,000,000	1,084,260
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	55,000	57,480
		4,381,720

Virgin Islands - 0.9%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,022,300
4.25%, 10/1/29	200,000	181,532
		1,203,832

Virginia - 2.1%
Loudoun County Virginia Sanitation Authority
Revenue Bonds, 5.00%, 1/1/27	1,725,000	1,898,552
Virginia Public School Authority Revenue Bonds, 4.00%, 8/1/27	1,000,000	1,029,790
		2,928,342

Washington - 5.5%
King County Washington Sewer Revenue Bonds, 5.00%, 1/1/50	3,000,000	3,053,280
Washington GO Bonds:
5.00%, 2/1/23	1,000,000	1,135,240
5.00%, 1/1/28	3,090,000	3,390,966
		7,579,486

16 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Wisconsin - 0.4%
Grafton Wisconsin IDA Revenue VRDN, 0.53%, 12/1/17 (r)†	$500,000	$500,000

Other - 0.5%
Capital Trust Agency, Inc. Housing
Revenue Bonds, 5.95%, 1/15/39 (c)	13,792,656	689,357

Total Municipal Obligations (Cost $143,982,050)		134,834,178

TOTAL INVESTMENTS (Cost $143,982,050) - 97.3%		134,834,178
Other assets and liabilities, net - 2.7%		3,771,952
NET ASSETS - 100%		$138,606,130

NET ASSETS CONSIST OF:
Paid-in capital applicable to 9,043,099 Class A shares of beneficial
interest, unlimited number of no par shares authorized		$189,338,284
Undistributed net investment income		433,201
Accumulated net realized gain (loss)		(42,254,537)
Net unrealized appreciation (depreciation)		(8,910,818)

NET ASSETS		$138,606,130

NET ASSET VALUE PER SHARE		$15.33

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
10 Year U.S. Treasury Notes	10	3/14	$1,230,469	$22,407
30 Year U.S. Treasury Bonds	105	3/14	13,472,813	214,647
Total Sold				$237,054

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 17

(c) Capital Trust Agency Housing Revenue Bonds are no longer accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds (“Series 2005 Bonds”).

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
SO: Special Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

18 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$8,024,352
Total investment income	8,024,352

Expenses:
Investment advisory fee	952,039
Transfer agency fees and expenses	138,581
Distribution Plan expenses	142,806
Trustees’ fees and expenses	14,767
Administrative fees	80,000
Accounting fees	27,414
Custodian fees	25,170
Registration fees	21,389
Reports to shareholders	28,741
Professional fees	32,890
Miscellaneous	19,796
Total expenses	1,483,593

NET INVESTMENT INCOME	6,540,759

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(21,266,166)
Futures	1,541,715
(19,724,451)

Change in unrealized appreciation (depreciation) on:
Investments	6,054,168
Futures	45,173
6,099,341

NET REALIZED AND UNREALIZED GAIN (LOSS)	(13,625,110)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($7,084,351)

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 19

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$6,540,759	$5,551,499
Net realized gain (loss)	(19,724,451)	(1,941,930)
Change in unrealized appreciation (depreciation)	6,099,341	9,485,231

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,084,351)	13,094,800

Distributions to shareholders from:
Net investment income	(5,178,692)	(5,341,319)
Total distributions	(5,178,692)	(5,341,319)

Capital share transactions:
Shares sold	7,706,236	10,543,096
Reinvestment of distributions	4,267,149	4,267,469
Redemption fees	139	85
Shares redeemed	(34,283,669)	(34,041,737)
Total capital share transactions	(22,310,145)	(19,231,087)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,573,188)	(11,477,606)

NET ASSETS
Beginning of year	173,179,318	184,656,924
End of year (including undistributed net investment income
and distributions in excess of net investment income of
$433,201 and $927,823, respectively)	$138,606,130	$173,179,318

CAPITAL SHARE ACTIVITY
Shares sold	482,195	643,653
Reinvestment of distributions	270,416	260,767
Shares redeemed	(2,182,656)	(2,077,597)
Total capital share activity	(1,430,045)	(1,173,177)

See notes to financial statements.

20 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Tax-Free Bond Fund (the “Fund”), the only series of the Calvert Tax-Free Reserves, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A shares, which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 21

the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

22 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

At December 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal obligations	—	$134,834,178	—	$134,834,178
TOTAL	—	$134,834,178	—	$134,834,178
Other financial instruments**	$237,054	—	—	$237,054

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Fund invested in 10 year and 30 year U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 6 contracts and $1,184,357 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 23

income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Redemption Fee: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase. The redemption fee is paid to the Fund and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

24 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million, and .40% on assets over $1 billion. Under the terms of the agreement, $71,418 was payable at year end. In addition, $8,434 was payable at year end for operating expenses paid by the Advisor during December 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee of $80,000, paid monthly. Under the terms of the agreement, $6,795 was payable at year end.

Calvert Investment Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Class A of the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed an annual rate of .35% of average daily net assets. The amount actually paid is an annualized fee, payable monthly, of .09% of the Fund’s average daily net assets of Class A. Under the terms of the agreement, $10,713 was payable at year end.

CID received $27,697 as its portion of commissions charged on sales of the Fund’s shares during the year ended December 31, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $23,576 for the year ended December 31, 2013. Under the terms of the agreement, $1,699 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $50,138,056 and $69,614,715, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2013, such purchase and sales transactions were $34,740,000 and $28,140,000, respectively.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 25

Capital Loss Carryforward
Expiration Date:
31-Dec-14	($8,160,996)
31-Dec-15	(4,279,054)
31-Dec-16	(565,078)
31-Dec-18	(6,629,505)

No Expiration Date:
Short-term	($35,075)
Long-term	(463,095)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

The Fund intends to elect to defer net capital losses of $21,884,024 incurred from November 1, 2013 through December 31, 2013 and treat them as arising in the calendar year ending December 31, 2014.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions paid from:	2013	2012
Tax-exempt income	$5,178,692	$5,341,319
Total	$5,178,692	$5,341,319

As of December 31, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,772,942
Unrealized (depreciation)	(13,855,556)
Net unrealized appreciation/(depreciation)	($9,082,614)
Undistributed tax-exempt income	$367,287
Capital loss carryforward	($20,132,803)
Federal income tax cost of investments	$143,916,792

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to market discounts, wash sales, Section 1256 contracts, and post-October capital losses.

26 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to market discounts and expired capital losses.

Undistributed net investment income	($1,043)
Accumulated net realized gain (loss)	617,155
Paid-in capital	(616,112)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2013.

For the year ended December 31, 2013, borrowings by the Portfolios under the agreement were as follows:

	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
AVERAGE DAILY BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$62,826	1.43%	$2,034,639	May 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 27

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	DECEMBER 31,	DECEMBER 31,	DECEMBER 31,
CLASS A SHARES	2013	2012	2011
Net asset value, beginning	$16.54	$15.86	$15.10
Income from investment operations:
Net investment income	.66	.50	.49
Net realized and unrealized gain (loss)	(1.34)	.67	.77
Total from investment operations	(.68)	1.17	1.26
Distributions from:
Net investment income	(.53)	(.49)	(.50)
Total distributions	(.53)	(.49)	(.50)
Total increase (decrease) in net asset value	(1.21)	.68	.76
Net asset value, ending	$15.33	$16.54	$15.86

Total return*	(4.17%)	7.45%	8.54%
Ratios to average net assets: A
Net investment income	4.12%	3.09%	3.28%
Total expenses	.93%	.90%	.91%
Expenses before offsets	.93%	.90%	.91%
Net expenses	.93%	.90%	.91%
Portfolio turnover	32%	35%	10%
Net assets, ending (in thousands)	$138,606	$173,179	$184,657

		YEARS ENDED
		DECEMBER 31,	DECEMBER 31,
CLASS A SHARES		2010	2009
Net asset value, beginning		$15.62	$14.80
Income from investment operations:
Net investment income		.47	.54
Net realized and unrealized gain (loss)		(.48)	.85
Total from investment operations		(.01)	1.39
Distributions from:
Net investment income		(.49)	(.54)
Net realized gain		(.02)	(.03)
Total distributions		(.51)	(.57)
Total increase (decrease) in net asset value		(.52)	.82
Net asset value, ending		$15.10	$15.62

Total return*		(.13%)	9.50%
Ratios to average net assets: A
Net investment income		3.02%	3.11%
Total expenses		.90%	.92%
Expenses before offsets		.90%	.92%
Net expenses		.90%	.92%
Portfolio turnover		37%	101%
Net assets, ending (in thousands)		$202,093	$234,009

See notes to financial highlights.

28 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT 29

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also

30 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED) 31

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Tax-Free Reserves and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

32 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-, three-, and five-year periods ended June 30, 2013. The data also indicated that the Fund underperformed its Lipper index for the same one-, three-, and five-year periods. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee was above the median of its peer group and that its total expenses were also above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the current size of the Fund. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED) 33

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund had not begun to realize economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Adviser and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

34 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

35 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

36 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

37 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

38 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

39 www.calvert.com CALVERT TAX-FREE BOND FUND ANNUAL REPORT (UNAUDITED)

This page intentionally left blank.

To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/12
	$	%*	$	% *

(a) Audit Fees	$19,855	0%	$37,565	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,920	0%	$5,640	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$22,775	0%	$43,205	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/12
$	%*	$	% *

$292,500	0%	$15,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:       /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: March 4, 2014

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: March 4, 2014

            /s/ Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 4, 2014